UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2021

ALTIMETER GROWTH CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39573	98-1554598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 Sand Hill Road, Suite 150 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(650) 549-9145
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one fifth of one redeemable warrant	AGCUU	NASDAQ Capital Market
Class A ordinary shares included as part of the units	AGC	NASDAQ Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AGCWW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The registrant hereby amends its Current Report on Form 8-K previously filed on April 13 (the “Original Form 8-K”) to include additional exhibits listed but not included therein and to correct certain references to the legal names of PubCo, Merger Sub 1 and Merger Sub 2 (each as defined below) in “Item 1.01 Entry Into A Material Definitive Agreement - Business Combination Agreement” and in certain other exhibit titles listed in the Original 8-K. Other than as set forth in this Explanatory Note, this Form 8-K/A does not amend any other items in the Original Form 8-K.

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On April 12, 2021, Altimeter Growth Corp., a Cayman Islands exempted company (“Altimeter”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among J1 Holdings Inc., a Cayman Islands exempted company (“PubCo”), J2 Holdings Inc., a Cayman Islands exempted company and direct wholly owned subsidiary of PubCo (“Merger Sub 1”) and J3 Holdings Inc., a Cayman Islands exempted company and direct wholly owned subsidiary of PubCo (“Merger Sub 2”) and Grab Holdings Inc. a Cayman Islands exempted company (“Grab”).

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Altimeter and Grab.

The Business Combination

The Business Combination Agreement provides for, among other things, the following transactions on the closing date: (i) Altimeter will merge with and into Merger Sub 1, with Merger Sub 1 as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly owned subsidiary of PubCo (the “Initial Merger”), (ii) following the Initial Merger, Merger Sub 2 will merge with and into Grab, with Grab as the surviving entity in the merger and, after giving effect to such merger, continuing as a wholly owned subsidiary of PubCo (the “Acquisition Merger”). The Initial Merger, the Acquisition Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination is expected to close in the second quarter of 2021, following the receipt of the required approval by Altimeter’s shareholders and the fulfillment of other customary closing conditions.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, (i) each issued and outstanding ordinary share and preferred share in Grab will be cancelled and exchanged for the fraction of a PubCo Class A ordinary share equal to the Exchange Ratio (as defined in the Business Combination Agreement), provided that each issued and outstanding Key Executive Share (as defined in the Business Combination Agreement) will be cancelled and exchanged for the fraction of a PubCo Class B ordinary share equal to the Exchange Ratio; (ii) (x) each issued and outstanding Grab option, Grab restricted stock, and Grab restricted stock unit will be converted into an option to purchase PubCo Class A ordinary shares, an award of restricted PubCo Class A ordinary shares, and an award of restricted share units representing the right to receive PubCo Class A ordinary shares, respectively, under the PubCo Incentive Equity Plan (as defined in the Business Combination Agreement), each subject to substantially the same terms, as adjusted for the Exchange Ratio and (y) each issued and outstanding Key Executive Option, Key Executive Restricted Stock and Key Executive RSU (each as defined in the Business Combination Agreement) will be converted into an option to purchase PubCo Class B ordinary shares, an award of restricted PubCo Class B ordinary shares, and an award of restricted share units representing the right to receive PubCo Class B ordinary shares, respectively, under the PubCo Incentive Equity Plan, each subject to substantially the same terms, as adjusted for the Exchange Ratio; (iii) (x) each issued and outstanding Altimeter Unit will be automatically detached and the holder will be deemed to hold one Altimeter Class A ordinary share and one-fifth of an Altimeter warrant and (y) each issued and outstanding Altimeter Class A ordinary share and Altimeter Class B ordinary share will be cancelled and exchanged for one PubCo Class A ordinary share; and (iv) each issued and outstanding Altimeter warrant will be converted into a warrant to purchase one PubCo Class A Ordinary Share.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. The parties have also agreed, among other things, (i) that, subject to receiving the necessary shareholder approval, PubCo will adopt a new incentive equity plan and employee stock purchase plan on closing and (ii) that on closing, the board of directors of PubCo shall consist of a total of seven directors, which shall include Anthony Tan, Hooi Ling Tan, Dara Khosrowshahi, Shin Ein Ng and Richard Barton (or, if any such Person is unable or unwilling to serve as a director, a replacement determined by the Company) and two directors to be designated by Grab.

Conditions to Each Party’s Obligations

The obligations of Altimeter and Grab to consummate the Business Combination is subject to certain closing conditions, including but not limited to, (i) the Registration Statement (as defined below) has become effective; (ii) the approval of the Altimeter and the Grab shareholders of the transactions contemplated in the Business Combination Agreement and the other transaction proposals has been obtained; (iii) PubCo shall have received proceeds from the PIPE Financing (as defined below) and under the Sponsor Subscription Agreement in an amount equal to at least $2.5 billion; (iv) PubCo’s listing application with NASDAQ is approved; (v) the accuracy of representations and warranties to various standards, from flat to material adverse effect; (vi) material compliance with pre-closing covenants; (vii) the bring-down to closing of a representation that no material adverse effect has occurred (both for Altimeter and Grab); (viii) the absence of a legal prohibition on consummating the transaction; (ix) compliance by Sponsor and Sponsor Affiliate with certain provisions in the Subscription Agreements and Sponsor Support Agreement (each as defined below) and (x) the delivery of customary certificates and ancillary agreements.

Termination

The Business Combination Agreement may be terminated under customary and limited circumstances prior to the Closing of the Business Combination, including, but not limited to: (i) by mutual written consent of Altimeter and Grab, (ii) by Altimeter if the representations and warranties of Grab are not true and correct at the standards specified in the Business Combination Agreement or if Grab fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by Grab if the representations and warranties of Altimeter are not true and correct at the standards specified in the Business Combination Agreement or if any of Altimeter, Altimeter Growth Holdings (“Sponsor”) or Altimeter Partner Fund, L.P. (“Sponsor Affiliate”)  fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) by either Altimeter or Grab if the Business Combination is not consummated by the date that is 270 days after the date of the Business Combination, (v) by either Altimeter or Grab if there is a law in effect or a final, non-appealable order prohibiting the Business Combination, (vi) by either Altimeter or Grab if the Acquisition Merger is not consummated within 15 Business Days of the Initial Merger and (vii) by either Altimeter or Grab if the shareholder approval of the transactions contemplated in the Business Combination Agreement and the other transaction proposals has not been obtained following Altimeter’s shareholder meeting.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, PubCo and Altimeter entered into subscription agreements (the “Subscription Agreements”) with certain investors. Pursuant to the Subscription Agreements and the Forward Purchase Agreements (as defined below), each investor agreed to subscribe for and purchase, and PubCo agreed to issue and sell to such investors an aggregate of 404,000,000 Class A ordinary shares for a purchase price of $10.00 per share, for aggregate gross proceeds of $4,040,000,000 (the “PIPE Financing”).

Concurrently with the execution of the Business Combination Agreement, Altimeter, Sponsor Affiliate and PubCo entered into a backstop subscription agreement (the “Backstop Subscription Agreement”), pursuant to which, among other things, Sponsor Affiliate will agree to backstop SPAC Share Redemptions (as defined in the Business Combination Agreement), and to the extent such backstop is required will agree to subscribe for and purchase that number of PubCo Class A ordinary shares to be determined in accordance with the terms of the Backstop Subscription Agreement.

The foregoing descriptions of the Subscription Agreements, the Backstop Subscription Agreement and the PIPE Financing are subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreements, a copies of which is attached hereto as Exhibit 10.1 and Exhibit 10.2 and attached as Exhibit B to Exhibit 2.1 hereto.

Grab Voting, Support and Lock-Up Agreements

Concurrently with the execution of the Business Combination Agreement, Altimeter, PubCo, Grab and certain of the shareholders of Grab entered into customary voting support and lock-up agreements (the “Grab Voting Support and Lock-Up Agreements”), pursuant to which certain shareholders who hold an aggregate of at least 67% of the outstanding Grab voting shares have agreed, among other things: (a) to appear for purposes of constituting a quorum at any meeting of the shareholders of Grab called to seek approval of the transactions contemplated in the Business Combination Agreement and the other transaction proposals, (b) to vote in favor of the transactions contemplated by the Business Combination Agreement and other transaction proposals and (c) to vote against any proposals that would materially impede the transactions contemplated by the Business Combination Agreement or any other transaction proposal, and (d) to not sell or transfer any of their shares.

The foregoing description of the Grab Voting Support and Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the Grab Voting Support and Lock-Up Agreements, copies of which is attached as Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 hereto.

Altimeter Sponsor Support and Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, Altimeter, Sponsor, PubCo and Grab entered into a customary voting support agreement (the “Sponsor Support Agreement”), pursuant to which Sponsor has agreed to, among other things: (a) not to form a group to vote against any directors nominated by Grab, (b) to appear for purposes of constituting a quorum at any meeting of the shareholders of Altimeter called to seek approval of the consummation of transactions contemplated in the Business Combination Agreement and the other transaction proposals, (c) to vote against any proposals that would materially impede the transactions contemplated by the Business Combination Agreement or any other transaction proposal, (e) to not redeem any common stock held by Sponsor, (f) not to amend the that certain letter agreement by and between Altimeter and Sponsor dated as of September 30, 2020, and (g) not to transfer any common stock or warrants held by Sponsor.

The foregoing description of the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.6 hereto.

Amended and Restated Registration Rights Agreement

Concurrently with the execution of the Business Combination Agreement, Altimeter, PubCo, Sponsor and certain holders of  and optionholders of Grab (the “Grab Holders”) will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), to be effective upon closing pursuant to which, among other things, PubCo will agree to undertake certain resale shelf registration obligations in accordance with the U.S. Securities Act of 1933, as amended (the “Securities Act”) and Sponsor and Grab Holders have been granted customary demand and piggyback registration rights.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of the Amended and Restated Registration Rights Agreement, a copy of which is attached as Exhibit 10.7 hereto.

Assignment, Assumption and Amendment Agreement

Concurrently with the execution of the Business Combination Agreement, Altimeter, Altimeter, PubCo and Continental Stock Transfer & Trust Company (“Continental”) entered into an amendment (the “Assignment, Assumption and Amendment Agreement”) to that certain warrant agreement, dated September 30, 2020, by and between Altimeter and Continental (“Existing Warrant Agreement”), to be effective upon closing pursuant to which, among other things, Altimeter will agree to assign all of its right, title and interest in the Existing Warrant Agreement to PubCo.

The foregoing description of the Assignment, Assumption and Amendment Agreement is subject to and qualified in its entirety by reference to the full text of the form of the Assignment, Assumption and Amendment Agreement, a copy of which is attached as Exhibit 10.8 hereto.

Amended and Restated Forward Purchase Agreement

Concurrently with the execution of the Business Combination Agreement, Altimeter, PubCo and Sponsor Affiliate entered into an amendment and restatement (the “Amended and Restated Sponsor Affiliate Forward Purchase Agreement”) of that certain forward purchase agreement, dated September 16, 2020, by and between Altimeter and Sponsor Affiliate, pursuant to which, among other things, Sponsor Affiliate has agreed to purchase units consisting of 17,500,000 PubCo Class A ordinary shares and 3,500,000 PubCo warrants for an aggregate price equal to $175,000,000 immediately prior to the closing.

Concurrently with the execution of the Business Combination Agreement, Altimeter, PubCo and JS Capital LLC (“JS”) entered into an amendment and restatement (and together with the Amended and Restated Sponsor Affiliate Forward Purchase Agreement the  “Forward Purchase Agreements”) of that certain forward purchase agreement, dated September 16, 2020, by and between Altimeter and JS, pursuant to which, among other things, JS has agreed to purchase units consisting of 2,500,000 PubCo Class A ordinary shares and 500,000 PubCo warrants for an aggregate price equal to $25,000,000 immediately prior to the closing.

The foregoing description of the Amended and Restated Forward Purchase Agreements is subject to and qualified in its entirety by reference to the full text of the form of the Amended and Restated Forward Purchase Agreements, copies of which is attached as Exhibit 10.9 and Exhibit 10.10 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of PubCo Class A Ordinary Shares to be offered and sold in connection with the PIPE Financing, the Backstop Subscription Agreement and the Forward Purchase Agreements (and, in the case of the Forward Purchase Agreements only, the PubCo warrants) have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure.

On April 13, 2021, Grab and Altimeter issued a press release (the “Press Release”) announcing the transactions. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.3 and incorporated herein by reference is the investor presentation dated April, 2021, for use by Grab and Altimeter in meetings with certain of its shareholders as well as other persons with respect to the Business Combination, as described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6, Exhibit 99.7, Exhibit 99.8 and Exhibit 99.9 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Altimeter under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6, Exhibit 99.7, Exhibit 99.8 and Exhibit 99.9.

Forward-Looking Statements

This Current Report on Form 8-K, including the description of the transactions, agreements, and other information contained herein and the exhibits hereto (collectively, this “communication”) includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed Business Combination, and also contains certain financial forecasts and projections. All statements other than statements of historical fact contained in this communication, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of Grab, market size and growth opportunities, competitive position, technological and market trends and the potential benefits and expectations related to the terms and timing of the proposed Business Combination, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or other similar expressions. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Altimeter and Grab, which are all subject to change due to various factors including, without limitation, changes in general economic conditions as a result of COVID-19. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

The forward-looking statements and financial forecasts and projections contained in this communication are subject to a number of factors, risks and uncertainties. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the timing and structure of the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; the inability of the parties to successfully or timely consummate the Business Combination, the PIPE Financing and the other transactions in connection therewith, including as a result of the COVID-19 pandemic or the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the shareholders of Altimeter or Grab is not obtained; the risk that the business combination disrupts current plans and operations of Altimeter or Grab as a result of the announcement and consummation of the Business Combination; the ability of Grab to grow and manage growth profitably and retain its key employees including its chief executive officer and executive team; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; failure to realize the anticipated benefits of Business Combination; risk relating to the uncertainty of the projected financial information with respect to Grab; the amount of redemption requests made by Altimeter’s shareholders and the amount of funds available in the Altimeter trust account; the overall level of demand for Grab’s services; general economic conditions and other factors affecting Grab’s business; Grab’s ability to implement its business strategy; Grab’s ability to manage expenses; changes in applicable laws and governmental regulation and the impact of such changes on Grab’s business, Grab’s exposure to litigation claims and other loss contingencies; the risks associated with negative press or reputational harm; disruptions and other impacts to Grab’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; Grab’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Grab’s technology infrastructure; changes in tax laws and liabilities; and changes in legal, regulatory, political and economic risks and the impact of such changes on Grab’s business. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PubCo’s registration statement on Form F-4, the proxy statement/consent solicitation statement/prospectus discussed below, Altimeter’s Quarterly Report on Form 10-Q and other documents filed by PubCo or Altimeter from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither Altimeter nor Grab presently know, or that Altimeter or Grab currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect Altimeter’s and Grab’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or Altimeter’s or Grab’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. Altimeter and Grab anticipate that subsequent events and developments may cause their assessments to change. However, while PubCo, Altimeter and Grab may elect to update these forward-looking statements at some point in the future, PubCo, Altimeter and Grab specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by Grab nor Altimeter or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing Altimeter’s or Grab’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of Grab and Altimeter contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Grab, Altimeter or any other entity.

Important Information About the Proposed Transactions and Where to Find It

This communication relates to a proposed Business Combination between Grab and Altimeter. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed Business Combination will be submitted to shareholders of Altimeter for their consideration.

PubCo intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Altimeter’s shareholders in connection with Altimeter’s solicitation for proxies for the vote by Altimeter’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Grab’s shareholders in connection with the completion of the proposed Business Combination. Altimeter and PubCo also will file other documents regarding the proposed Business Combination with the SEC.

After the Registration Statement has been filed and declared effective, Altimeter will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Altimeter will send to its shareholders in connection with the Business Combination. Altimeter’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Altimeter’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about Altimeter, PubCo, Grab and the proposed Business Combination. Shareholders and investors may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by Altimeter, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Altimeter. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Altimeter, PubCo and Grab and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Altimeter’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Altimeter’s shareholders in connection with the proposed transactions will be set forth in PubCo’s proxy statement/prospectus when it is filed with the SEC. You can find more information about Altimeter’s directors and executive officers in Altimeter’s final prospectus filed with the SEC on September 30, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Business Combination Agreement, dated as of April 12, 2021, by and among Altimeter Growth Corp., J1 Holdings Inc., J2 Holdings Inc., J3 Holdings Inc. and Grab Holdings Inc.
10.1	Sponsor Subscription Agreement, dated as of April 12, 2021, by and among Altimeter Growth Corp., J1 Holdings Inc. and Altimeter Partners Fund.
10.2	Backstop Subscription Agreement, dated as of April 12, 2021, by and among Altimeter Growth Corp., J1 Holdings Inc. and Altimeter Partners Fund.
10.3	Voting, Support and Lock-Up Agreement and Deed No. 1, dated as of April 12, 2021, Altimeter Growth Corp., J1 Holdings Inc., Grab, and the other parties named therein.
10.4	Voting, Support and Lock-Up Agreement and Deed No. 2, dated as of April 12, 2021, Altimeter Growth Corp., J1 Holdings Inc., Grab, and the other parties named therein.
10.5	Voting and Support Agreement and Deed No. 3, dated as of April 12, 2021, Altimeter Growth Corp., J1 Holdings Inc., Grab, and the other parties named therein.
10.6	Sponsor Support and Lock-Up Agreement and Deed, dated as of April 12, 2021, by and among Altimeter, Altimeter Growth Holdings, J1 Holdings Inc. and Grab.
10.7
Amended and Restated Registration Rights Agreement, dated as of April 12, 2021, by and among Altimeter Growth Corp., Altimeter Growth Holdings, J1 Holdings Inc. and the undersigned parties listed as “Investors” thereto.

10.8	Assignment, Assumption and Amendment Agreement, dated April 12, 2021, between Continental Stock Transfer & Trust Company and Altimeter Growth Corp.
10.9	Amended and Restated Forward Purchase Agreement, dated April 12, 2021, by and between Altimeter Growth Corp., Altimeter Partners Fund, L.P. and J1 Holdings Inc.
10.10	Amended and Restated Forward Purchase Agreement, dated April 12, 2021, by and between Altimeter Growth Corp., JS Capital LLC and J1 Holdings Inc.
10.11	Shareholder Deed, dated April 12, 2021, by and among J1 Holdings Inc., Altimeter Growth Holdings, Grab Holdings Inc., Anthony Tan Ping Yeow and the other parties named therein.
99.1	Press Release, dated April 13, 2021.
99.2*	Investor Presentation (Full Version), dated April 2021.
99.3*	Investor Presentation (Webcast Version), dated April 2021.
99.4*	Investor Webcast Transcript.
99.5*	Grab Corporate Film Transcript, dated April 13, 2021.
99.6*	Grab Corporate Video Transcript, dated April 13, 2021.
99.7*	Grab Product Video Transcript, April 13, 2021.
99.8*	Transcript of Altimeter Introduction Video.
99.9*	The Grab Way.
99.10*	Infographics.

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2021
ALTIMETER GROWTH CORP.

	By:	/s/ Hab Siam
	Name:	Hab Siam
	Title:	General Counsel